UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 25, 2026

NEXT TECHNOLOGY HOLDING INC.
(Exact name of Registrant as specified in its charter)

Wyoming	001-41450	84-4948289
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

NEXT TECHNOLOGY HOLDING INC.

1376-7 OBA, KASUKABE CITY, SAITAMA PREFECTURE GRANDAGE 3, TAKEBASHI 408

JAPAN 344-0021

+81-7094081304

(Address, including zip code, and telephone number, including area code, of principal executive offices)

Wyoming Registered Agent

1621 Central Ave, Cheyenne, Wyoming 82001

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, no par value per share	NXTT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§204.12b-2 of this chapter.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 25, 2026, Next Technology Holding Inc., a Wyoming corporation (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with twenty investors named thereto (the “Purchasers”), pursuant to which the Company agreed to issue and sell, in a registered direct offering (the “Offering”): (i) 71,381,818 shares of common stock (the “Common Stock”) of the Company, no par value per share (the “Shares”), at a purchase price of $1.10 per share; and (ii) pre-funded warrants to purchase up to 71,381,818 shares of Common Stock (the “Pre-Funded Warrants”) at a purchase price of $1.099 per Pre-Funded Warrant.

The Offering is expected to close on March 26, 2026. The Company is expected to receive approximately $157 million in gross proceeds from the Offering upon closing, before deducting estimated offering expenses. The Company intends to use the net proceeds from the Offering for working capital purposes.

Each Pre-Funded Warrant represents the right to purchase one share of Common Stock at an exercise price of $0.001 per share. The Pre-Funded Warrants are exercisable immediately and may be exercised at any time until the Pre-Funded Warrants are exercised in full (subject to the beneficial ownership limitation described above). A holder of Pre-Funded Warrants will not have the right to exercise any portion of its Pre-Funded Warrants if the holder, together with its affiliates and any other persons whose beneficial ownership would be aggregated with the holder's for purposes of Section 13(d) of the Exchange Act, would beneficially own in excess of 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to such exercise.

The Purchase Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, other obligations of the parties, and termination provisions.

 In connection with the Offering, each Purchaser has represented and warranted to the Company, among others, that it is acquiring the Securities as principal for its own account, has made its investment decision independently without reliance on any other Purchaser or common intermediary, is not acting as a "group" within the meaning of Section 13(d)(3) of the Exchange Act with any other Purchaser, and has not entered into any voting agreement, co-investment arrangement, or other understanding with any other Purchaser with respect to the voting or disposition of any securities of the Company.

The Shares, the Pre-Funded Warrants and the shares of Common Stock underlying the Pre-funded Warrants (together with the Shares and the Pre-Funded Warrants, the “Securities”) were offered by the Company pursuant to a registration statement on Form S-3, as amended (File No. 333-290266) (the “Registration Statement”), previously filed and became effective on November 20, 2025, the base prospectus filed as part of the Registration Statement, and the prospectus supplement dated March 25, 2026 (the “Prospectus Supplement”).

The foregoing summaries of the Purchase Agreement and the Pre-Funded Warrants do not purport to be complete and are subject to, and qualified in their entirety by, such documents filed as Exhibits 10.1 and 4.1, respectively, hereto and incorporated by reference herein.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation, or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 8.01 Other Events.

On March 25, 2026, the Company issued a press release related to the Offering entitled “Next Technology Holding Inc. Announces $157 Million Registered Direct Offering”, which press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 8.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

This report is incorporated by reference into the registration statements on Form S-8 (File No. 333-290599) and on Form S-3 (File No. 333-290266) of the Company, filed with the Commission, to be a part thereof from the date on which this report is submitted, to the extent not superseded by documents or reports subsequently filed or furnished.

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of federal and state securities laws. Such statements can be identified by words such as “will likely result,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” “plan,” “project,” “outlook,” “should,” “could,” “may” or words of similar meaning and include, but are not limited to, statements regarding our future business and financial performance and prospects, including our expectations regarding the transactions described in this Current Report on Form 8-K. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results included in such forward-looking statements. Investors are cautioned not to place undue reliance on the forward-looking statements in this Current Report on Form 8-K, which information set forth herein speaks only as of the date hereof. The Company does not undertake, and it expressly disclaims, any intention or obligation to update any forward-looking statements made in this Current Report on Form 8-K, whether as a result of new information, future events or otherwise, except as required by law. A list and description of risks, uncertainties and other factors that could cause or contribute to differences in the Company’s results can be found in its filings with the SEC, including its most recent Annual Report on Form 10-K and subsequent filings. The Company qualifies all of its forward-looking statements by these cautionary statements.

Item 9.01 Financial Statements and Exhibits.

Exhibit Index

Exhibit No.	Description
4.1	Form of the Pre-Funded Warrants
5.1	Opinion of Magstone Law, LLP
5.2	Opinion of Long Reimer Winegar LLP
10.1	Form of Securities Purchase Agreement, dated March 25, 2026, by and among the Company and the purchasers thereto
23.1	Consent of Magstone Law, LLP (included in Exhibit 5.1)
23.2	Consent of Long Reimer Winegar LLP (included in Exhibit 5.2)
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Next Technology Holding Inc.

By:	/s/ Wei Hong Liu
Name:	Weihong LIU
Title:	Chief Executive Officer

Date: March 25, 2026

4